ING SERIES FUND, INC.

ING Capital Allocation Fund

ING Global Target Payment Fund

(collectively the “Funds”)

Supplement dated August 13, 2012, to the current Prospectuses for the above-named Funds

Effective August 13, 2012, the section entitled “Key Information about the Underlying Funds” of the Funds’ Prospectuses is amended to include the following paragraphs:

Underlying Funds: ING International Core Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Thornburg Investment Management, Inc. and Wellington Management Company, LLP

Investment Objective:  Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund may also invest in depositary receipts of foreign issuers. The fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts, typically for hedging purposes to reduce risk, such as interest rate risk, currency risk, and price risk. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies,  real estate companies and real estate investment trusts (“REITs”) and securities lending.

Underlying Funds: ING International Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

Investment Objective:  Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in common stocks and convertible securities of companies outside the United States, including companies in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The fund may also invest in foreign issuers through depositary receipts or similar investment vehicles. The fund may hold cash in U.S. dollars or in foreign currencies.  The fund may invest in derivative options, futures, and forward foreign currency exchange contracts. The fund may typically use derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets for cash management, and/or to seek to enhance returns in the fund. The fund invests a substantial amount of its assets in foreign investments which are denominated in currencies other than the U.S. dollar and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the

Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Company, convertible securities, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Funds: ING International Value Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Brandes Investment Partners, L.P., del Rey Global Investors, LLC, and ING Investment Management Co. LLC

Investment Objective:  Long-term capital appreciation.

Main Investments: The fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations. The fund holds common stocks, preferred stocks, and depositary receipts, as well as convertible securities. The fund may invest in government global debt securities of developed foreign countries. The fund may also invest up to 35% of its assets in securities of U.S. issuers, including the investment-grade government and corporate debt securities.  The fund may also invest up to 10% of its assets in participatory notes. The fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including forwards, futures, options, and swaps, among others. The fund typically uses derivatives to hedge against currency risk and for purposes of cash equitization. Under normal circumstances, the fund will invest at least 65% of its assets in securities of companies located in a number of different companies located in a number of different countries, other than the United States, which may include countries with emerging securities markets. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies,  real estate companies and real estate investment trusts (“REITs”) and securities lending.

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